                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 3, 2005

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                              1-13136 No.                     16-1455126
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

On  March 7,  2005,  the  Registrant,  Home  Properties,  L.P.  (the  "Operating
Partnership") and Home Leasing Corporation  entered into a settlement  agreement with Genesee Valley  Medical  Center,  L.P. and certain of its limited  partners
("GVMC"), which had commenced a legal action in 2000 against the Registrant, the
Operating  Partnership  and Home  Leasing.  Home  Leasing  is owned by Nelson B.
Leenhouts and Norman Leenhouts,  who are the Co-Chairs of the Board of Directors
and Senior Advisors to the Registrant.  The Registrant was originally  formed to expand  and  continue  Home  Leasing's  business.  The law suit  relates  to the exclusion of a commercial property from the Registrant's initial public offering in 1994. Pursuant to the settlement  agreement,  GVMC is to be paid $3.5 million on or before  March 28,  2005.  The Board of  Directors  of the  Registrant  has
authorized  the Registrant to pay this amount on behalf of the  Registrant,  the
Operating Partnership and Home Leasing, as well as to reimburse Home Leasing for approximately  $200,000 of legal fees that it incurred in defending this action.
Payment  will  be made on  behalf  of Home  Leasing  and  Home  Leasing  will be reimbursed  for its legal  expense in  recognition  of the fact that the matters alleged in the lawsuit against Home Leasing  related  directly and solely to the promotion and creation of the Registrant.

Payment of the settlement  amount,  the legal fee reimbursement to Home Leasing, as well as the  accrual  of  additional  related  legal  fees by the  Registrant
($100,000)  for a total  of $3.8  million  (the  "Settlement  Payment")  will be accrued as a liability in the fourth  quarter 2004.  Fourth quarter 2004 results were originally announced by the Company on March 4, 2005 before the discussions resulting in the settlement  agreement ever began. Jury selection on the settled matter  occurred on March 4, 2005 and the trial was  scheduled to begin on March
7, 2005, the day that the matter was settled.

The  financial  results for fourth  quarter 2004 as included in a press  release issued on March 3, 2005 and filed with the Securities and Exchange Commission on
Form  8-K on March  4,  2005  will be  revised  to  reflect  the  effect  of the
Settlement  Payment.  The  supplemental  information  furnished  as Exhibit 99.1 herewith was  included as part of the March 3, 2005 press  release and thus does not  reflect,  but will be revised  to  reflect,  the  effect of the  Settlement
Payment. The Registrant expects to file an additional amendment to further amend the March 4,  2005  Form 8-K  filing to  reflect  the  effect of the  Settlement
Payment on the financial  results and supplemental  information  relating to the fourth quarter 2004 results.

ITEM 7.01. REGULATION FD DISCLOSURE

This Amendment  amends the current report on Form 8-K filed by  Home Properties,
Inc. on March 4, 2005, to furnish (not file) the supplemental information to the
Press Release of March 3,  2005,  relating to fourth  quarter 2004  results.  As noted above, the Registrant expects to furnish revised supplemental  information in an  additional  Form 8-K/A in order to reflect  the effect of the  Settlement
Payment.  The  supplemental  information  that the Company  expects to revise is
limited  to  Schedule  9  (Net  Asset  Value   Calculation)   and   Schedule  12
(Reconciliation of FIN 46 Consolidation Balance Sheet).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c.   Exhibit

          Exhibit 99.1  Supplemental  information  to Press  Release of March 3,
                        2005, relating to fourth quarter 2004 results.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:  March 10, 2005            HOME PROPERTIES, INC.
                                  (Registrant)

                                  By:           /s/ David P. Gardner
                                      ------------------------------------------
                                      David P. Gardner, Executive Vice President
                                      and Chief Financial Officer